FPA Crescent Fund	FPA Flexible Fixed Income Fund
Institutional Class Ticker: FPACX	Institutional Class Ticker: FPFIX
Supra Institutional Class Ticker: FPCSX	Advisor Class Ticker: FFIAX
Investor Class Ticker: FPFRX

FPA New Income Fund	FPA Queens Road Small Cap Value Fund
Institutional Class Ticker: FPNIX	Institutional Class Ticker: QRSIX
Investor Class Ticker: FPNRX	Investor Class Ticker: QRSVX
Advisor Class Ticker: QRSAX

FPA Queens Road Value Fund	FPA Global Equity Fund
Ticker: QRVLX	Ticker: FPGEX

Each a series of Investment Managers Series Trust III (the “Trust”)

Supplement dated November 26, 2024, to each currently effective

Prospectus and Statement of Additional Information (“SAI”).

Change in Distributor

Effective on or about December 6, 2024 (the “Effective Date”), Foreside Financial Group, LLC will complete its acquisition of UMB Distribution Services, LLC, the Funds’ distributor.  In connection with the acquisition, as of the Effective Date, the Funds’ distributor will change its name to Distribution Services, LLC.

As of the Effective Date, all references to UMB Distribution Services, LLC in each Fund’s Prospectus and SAI will be deleted in their entirety and replaced with references to Distribution Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, 1-866-428-3525, as appropriate.

In addition, as of the Effective Date, the Principal Underwriter section of each Fund’s SAI will be deleted in its entirety and replaced with the following:

Principal Underwriter. Distribution Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Adviser, or any other service provider for the Fund.

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Pursuant to the Distribution Agreement, should any amounts be retained by the Distributor, such amounts would not be held for profit by the Distributor, but instead would be used solely for distribution-related expenditures.

Please retain this Supplement with your records.

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